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                                                     EXHIBIT 24

                       POWER OF ATTORNEY
                       _________________
                  (1989 Stock Incentive Plan)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SEQUENT COMPUTER SYSTEMS, INC., does hereby constitute and appoint KARL C. POWELL, JR. and ROBERT S. GREGG, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Sequent Computer Systems, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Sequent Computer Systems, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Sequent Computer Systems, Inc. issuable pursuant to the 1989 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Sequent Computer Systems, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: January 26, 1995.

    KARL C. POWELL, JR.                 Chairman, President,
    ____________________________        Chief Executive Officer
    Karl C. Powell, Jr.                 and Director

    ROBERT S. GREGG                     Sr. Vice President of
    ____________________________        Finance and Legal,
    Robert S. Gregg                     Treasurer and Chief
                                        Financial Officer

    DAVID R. HATHAWAY                   Director
    ____________________________
    David R. Hathaway

    ROBERT C. MATHIS                    Director
    ____________________________
    Robert C. Mathis

    MICHAEL S. SCOTT MORTON             Director
    ____________________________
    Michael S. Scott Morton

    RICHARD C. PALERMO, SR.             Director
    ____________________________
    Richard C. Palermo, Sr.

    ROBERT W. WILMOT                    Director
    ____________________________
    Robert W. Wilmot